AMENDED AND RESTATED MORTGAGES TRUSTEE         EXHIBIT 10.11
                        GUARANTEED INVESTMENT CONTRACT

                               21 NOVEMBER 2007

                      PERMANENT MORTGAGES TRUSTEE LIMITED
                           AS THE MORTGAGES TRUSTEE

                                      AND

                             BANK OF SCOTLAND PLC
              AS CASH MANAGER AND MORTGAGES TRUSTEE GIC PROVIDER

                                      AND

                             THE BANK OF NEW YORK
         AS FUNDING 1 SECURITY TRUSTEE AND FUNDING 2 SECURITY TRUSTEE

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.       Definitions and Interpretation.......................................1
2.       The Mortgages Trustee GIC Account....................................2
3.       Interest.............................................................2
4.       Withdrawals and Deposits.............................................2
5.       Termination..........................................................3
6.       Warranties...........................................................3
7.       Assignment...........................................................3
8.       Agency...............................................................4
9.       Information..........................................................4
10.      Payments and Withholdings............................................4
11.      Notices..............................................................4
12.      Counterparts and Severability........................................5
13.      The Funding 1 Security Trustee and the Funding 2 Security Trustee....5
14.      Amendments, Waivers and Contracts....................................5
15.      Exclusion of Third Party Rights......................................6
16.      Governing Law........................................................6
17.      Submission to Jurisdiction...........................................6

Signatories...................................................................7

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THIS AMENDED AND RESTATED MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT
(this AGREEMENT) is made as a deed on 21 November 2007

BETWEEN:

(1) PERMANENT MORTGAGES TRUSTEE LIMITED (registered number 83116), a private limited company incorporated under the laws of Jersey, Channel Islands, whose registered office is at 47 Esplanade, St. Helier, Jersey, JE1 0BD, Channel Islands, (acting in its capacity as the MORTGAGES TRUSTEE);

(2) BANK OF SCOTLAND PLC (registered number SC327000) (formerly The Governor and Company of the Bank of Scotland), a public limited company incorporated under the laws of Scotland whose registered office is at The Mound, Edinburgh, EH1 1YZ (acting in its capacities as the CASH MANAGER and the MORTGAGES TRUSTEE GIC PROVIDER);

(3) THE BANK OF NEW YORK, A New York Banking Corporation acting through its offices at One Canada Square, London E14 5AL (acting in its capacities as the FUNDING 1 SECURITY TRUSTEE, which expression shall include such company and all other persons or companies for the time being acting as security trustee (or co-trustee) pursuant to the terms of the Funding 1 Deed of Charge and the FUNDING 2 SECURITY TRUSTEE, which expression shall include such company and all other persons or companies for the time being acting as Funding 2 Security Trustee (or co-trustee) pursuant to the terms of the Funding 2 Deed of Charge).

WHEREAS:

(A) Halifax (then in its capacity as the Cash Manager) agreed pursuant to the Cash Management Agreement to provide Cash Management Services in connection with the business of the Mortgages Trustee.

(B) The Cash Management Agreement provides that the Mortgages Trustee shall pay into an interest bearing account all Monthly Payments and other amounts set out in Clause 4 of the Cash Management Agreement and the Mortgages Trustee GIC Provider has provided such an account pursuant to and on the terms of the Mortgages Trustee Guaranteed Investment Contract and the Bank Account Agreement.

(C) On the Reorganisation Date, pursuant to the HBOS Group Reorganisation Act 2006, The Governor and Company of the Bank of Scotland was registered as a public company under the Companies Act 1985 and changed its name to Bank of Scotland plc and the business and all property and liabilities of Halifax (including its rights and obligations under the Mortgages Trustee Guaranteed Investment Contract) were transferred to Bank of Scotland.

(D) The parties hereto have agreed to amend and restate the Mortgages Trustee Guaranteed Investment Contract on the date hereof as set out herein.

IT IS HEREBY AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Agreement dated 21 November 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Master Definitions and Construction Schedule (as so

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         amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in Clause 3 of the Master Definitions and Construction Schedule.

1.2 This Agreement amends and restates the Mortgages Trustee Guaranteed Investment Contract made on 14 June 2002 as amended and restated on 17 October 2006 (the PRINCIPAL AGREEMENT). As of the date of this Agreement, any future rights or obligations (excluding such rights and obligations accrued to the date of this Agreement) of a party under the Principal Agreement shall be extinguished and shall instead be governed by this Agreement.

1.3 Any reference in this Agreement to any discretion, power, right, duty or obligation on the part of the Mortgages Trustee shall be as exercised by the Mortgages Trustee only as directed by the Beneficiaries but subject in each case to the provisions of the Mortgages Trust Deed and the Controlling Beneficiary Deed.

2.       THE MORTGAGES TRUSTEE GIC ACCOUNT

         The Mortgages Trustee GIC Provider confirms that (on the instructions of the Mortgages Trustee (as trustee for the Beneficiaries)) the Mortgages Trustee GIC Account has been opened in its books in the name of the Mortgages Trustee, and it agrees to accept on deposit in the Mortgages Trustee GIC Account all monies transferred to the Mortgages Trustee from time to time subject to and upon the terms of this Agreement and the Bank Account Agreement.

3.       INTEREST

3.1 Interest shall accrue daily on the Mortgages Trustee GIC Balance and shall be paid monthly on the last Business Day of each month at a rate of interest equal to the Mortgages Trustee GIC Rate (calculated on the basis of the actual number of days elapsed and a 365 day year) by payment for value on the same day to the Mortgages Trustee GIC Account or such other accounts as the Mortgages Trustee (as trustee for the Beneficiaries) shall specify.

3.2      If the Mortgages Trustee GIC Provider receives notice in writing from
         (a) the Funding 1 Security Trustee or the Funding 2 Security Trustee (as applicable) to the effect that an Intercompany Loan Enforcement Notice or a Master Intercompany Loan Acceleration Notice (respectively) has been served or (b) from the Mortgages Trustee that the appointment of the Bank of Scotland plc as Cash Manager under the Cash Management Agreement has been terminated, then, save as otherwise expressly provided under the Bank Account Agreement, the Mortgages Trustee GIC Provider agrees that it shall, upon receipt of such notice from the Funding 1 Security Trustee or the Funding 2 Security Trustee (as applicable), comply with the directions of the Funding 1 Security Trustee or the Funding 2 Security Trustee or, in the case of (b) above, any successor cash manager appointed by the Mortgages Trustee and/or the Funding 1 Security Trustee and/or the Funding 2 Security Trustee (subject to such successor cash manager having entered into an agreement with the relevant Account Bank on substantially the same terms as this Agreement) in relation to the operation of the Mortgages Trustee GIC Account.

4.       WITHDRAWALS AND DEPOSITS

4.1 Subject always to the provisions of the Cash Management Agreement and Clause 6.3 of the Bank Account Agreement, the Mortgages Trustee may on any London Business Day give notice to the Mortgages Trustee GIC Provider that it wishes to withdraw on such date all or part of the Mortgages Trustee GIC Balance from the Mortgages Trustee GIC Account and the Mortgages Trustee GIC Provider shall comply with such notice and pay the amount specified in such notice to the account specified therein, provided that if any such notice is received after 12 noon on any day it shall be

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         deemed to have been received at the opening of business on the next following London Business Day.

4.2 The Mortgages Trustee may deposit sums in the Mortgages Trustee GIC Account, to the extent permitted by the terms of the Cash Management Agreement, and the Mortgages Trustee GIC Provider agrees to accept and credit to the Mortgages Trustee GIC Account such sums in accordance with the other terms hereof.

4.3 Subject always to the provisions of the Cash Management Agreement and the Bank Account Agreement, the Cash Manager may, pursuant to Clauses 4 of the Cash Management Agreement, on any London Business Day (but only prior to the service of an Intercompany Loan Acceleration Notice or a Master Intercompany Loan Acceleration Notice), give notice to the Mortgages Trustee GIC Provider that it wishes to withdraw on such date all or part of the Mortgages Trustee GIC Balance from the Mortgages Trustee GIC Account and the Mortgages Trustee GIC Provider shall comply with such notice and pay the amount specified in such notice to the account specified therein, provided that if any such notice is received after 14:30 pm on any day it shall be deemed to have been received at the opening of business on the next following London Business Day.

5.       TERMINATION

5.1 Following termination of the Bank Account Agreement and/or closing of the Mortgages Trustee GIC Account in accordance with the terms of the Bank Account Agreement, the Mortgages Trustee may terminate this Agreement by serving a written notice of termination on the Mortgages Trustee GIC Provider.

6.       WARRANTIES

6.1 The Mortgages Trustee GIC Provider warrants to the Mortgages Trustee, the Funding 1 Security Trustee and the Funding 2 Security Trustee at the date hereof, on each date on which an amount is credited to the Mortgages Trustee GIC Account and on each Distribution Date, that it is duly incorporated under the laws of Scotland and registered as a public company under the Companies Act 1985 and is an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000.

6.2 The Mortgages Trustee GIC Provider undertakes to notify the Mortgages Trustee, the Funding 1 Security Trustee and the Funding 2 Security Trustee immediately if, at any time during the term of this Agreement, either of the statements contained in Clause 6.1 ceases to be true. The warranties set out in Clause 6.1 shall survive the signing and delivery of this Agreement.

7.       ASSIGNMENT

         Save as otherwise contemplated in this Agreement, the Cash Management Agreement and the Mortgages Trust Deed, no party hereto (other than the Funding 1 Security Trustee or the Funding 2 Security Trustee) may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Funding 1 Security Trustee and the Funding 2 Security Trustee and unless each Rating Agency has confirmed in writing to the Funding 1 Security Trustee and the Funding 2 Security Trustee that such assignment or transfer would not adversely affect the then current ratings of the Notes. In any event any assignee of the Mortgages Trustee GIC Provider must be an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000.

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8.       AGENCY

         The Mortgages Trustee GIC Provider agrees and confirms that, unless otherwise notified by the Mortgages Trustee, the Funding 1 Security Trustee and the Funding 2 Security Trustee or the Cash Manager, as agent of the Mortgages Trustee, may act on behalf of the Mortgages Trustee under this Agreement.

9.       INFORMATION

         The Mortgages Trustee GIC Provider shall provide to the Funding 1 Security Trustee and/or the Funding 2 Security Trustee, or procure the provision to the Funding 1 Security Trustee and/or the Funding 2 Security Trustee of, such information and evidence in respect of any dealing between the Mortgages Trustee and the Mortgages Trustee GIC Provider or otherwise under or in relation to this Agreement as the Funding 1 Security Trustee and/or the Funding 2 Security Trustee may reasonably request and the Mortgages Trustee hereby waives any right or duty of confidentiality which it may have or which may be owed to it by the Mortgages Trustee GIC Provider in respect of the disclosure of such information and evidence pursuant to this Clause 9.

10.      PAYMENTS AND WITHHOLDINGS

         The parties agree that payments required to be made hereunder shall be made in accordance with Clause 3 of the Bank Account Agreement and that Clauses 14 and 15 of the Bank Account Agreement shall, to the extent that it relates to the Mortgages Trustee GIC Account, be incorporated in and shall apply, mutatis mutandis, to this Agreement (and for this purpose references to any ACCOUNT BANK shall be deemed to be replaced by the MORTGAGES TRUSTEE GIC PROVIDER) such that all payments to be made by the Mortgages Trustee GIC Provider hereunder will be made upon the terms and subject to the same conditions as are set out in Clauses 14 and 15 of the Bank Account Agreement.

11.      NOTICES

         Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched (where delivered by hand) on the day of delivery if delivered before
         17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or on a day which is not a London Business Day or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

         (a) in the case of the Mortgages Trustee: to Permanent Mortgages Trustee Limited, 47 Esplanade, St. Helier, Jersey, JE1 0BD (facsimile number +44 (0) 1534 726391) for the attention of the Secretary;

         (b) in the case of the Mortgages Trustee GIC Provider: to the Bank of Scotland plc, Leeds Business Centre, 116 Wellington Street, Leeds, LS1 4LT (facsimile number +44 (0) 1132 155804) for the attention of the Associate Director with copies to: Bank of Scotland plc, Halifax Division, Level 3, Lovell Park, 1 Lovell Park Road, Leeds LS1 1NS (facsimile number +44 (0) 1132 357511) for the attention of Head of Mortgage Securitisation; and Bank of Scotland plc, Treasury Division, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (020) 7574 8784) for the attention of Head of Mortgage Securitisation and Covered Bonds;

         (c) in the case of the Cash Manager: to Bank of Scotland plc, Halifax Division, Level 3, Lovell Park, 1 Lovell Park Road, Leeds LS1 1NS (facsimile number +44 (0) 1132 357511) for the attention of Head of Mortgage Securitisation with a copy to Bank of Scotland plc, Treasury

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                 Division, 33 Old Broad Street, London EC2N 1HZ (facsimile no.
                 +44 (020) 7574 8784) for the attention of the Head of Mortgage Securitisation and Covered Bonds; and

         (d) in the case of the Funding 1 Security Trustee and the Funding 2 Security Trustee: to The Bank of New York at One Canada Square, Canary Wharf, London E14 5AL (facsimile number +44
                 (020) 7964 2533) for the attention of Corporate Trust Administration - ABS/MBS,

         or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this Clause 11.

12.      COUNTERPARTS AND SEVERABILITY

12.1 This Agreement may be executed in any number of counterparts (manually or by facsimile), and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

12.2 Where any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Agreement, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

13.      THE FUNDING 1 SECURITY TRUSTEE AND THE FUNDING 2 SECURITY TRUSTEE

         The Funding 1 Security Trustee and the Funding 2 Security Trustee have agreed to become parties to this Agreement for the better preservation and enforcement of their rights under this Agreement but shall have no responsibility for any of the obligations of, nor assume any liabilities to, the Cash Manager, the Mortgages Trustee GIC Provider or the Mortgages Trustee hereunder.

14.      AMENDMENTS, WAIVERS AND CONTRACTS

14.1 Subject to Clauses 2, 3 and 4 of the Controlling Beneficiary Deed (as applicable) and (in the case of Funding 1) Clause 25 of the Funding 1 Deed of Charge and (in the case of Funding 2) Clause 12 of the Funding 2 Deed of Charge, no amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by (or by some person duly authorised by) each of the parties to this Agreement. In the case of a waiver, such waiver shall be effective only in the specific instance and as against the party or parties giving it for the specific purpose for which it is given. No single or partial exercise of, or failure or delay in exercising, any right under this Agreement shall constitute a waiver or preclude any other or further exercise of that or any other right.

14.2 Funding 1, Funding 2, the Funding 1 Security Trustee and the Funding 2 Security Trustee will each exercise all rights, powers, benefits and/or discretions conferred on it under this Agreement (including, without limitation, in giving its consent, approval or authorisation to any event, matter or thing requested hereunder) in accordance with Clauses 2, 3 and 4 of the Controlling Beneficiary Deed (as applicable) and (in the case of Funding 1) Clause 25 of the Funding 1 Deed of Charge and (in the case of Funding 2) Clause 12 of the Funding 2 Deed of Charge.

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15.      EXCLUSION OF THIRD PARTY RIGHTS

         The parties to this Agreement do not intend that any term of this Agreement should be enforced, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

16.      GOVERNING LAW

         This Agreement shall be governed by, and construed in accordance with, the laws of England.

17.      SUBMISSION TO JURISDICTION

         Each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding. The Mortgages Trustee irrevocably appoints Structured Finance Management Limited located at 35 Great St. Helen's, London EC3A 6AP, as its agent for service of process.

IN WITNESS whereof the parties hereto have executed and delivered this Agreement as a deed on the day and year first before written.

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                                  SIGNATORIES

MORTGAGES TRUSTEE

EXECUTED as a DEED on behalf of              ) /S/ ABU KAPADIA
PERMANENT MORTGAGES                          )
TRUSTEE LIMITED,                             )
a company incorporated in Jersey,            )
Channel Islands, by                          )
being a person who,                          )
in accordance with the laws of that          )
territory is acting under the authority of   )
the company in the presence of:

Witness's signature: /S/ CHRIS WALL

Name:

Address: ALLEN & OVERY LLP
         40 BANK STREET
         LONDON E14 5DU

CASH MANAGER AND MORTGAGES TRUSTEE GIC PROVIDER

EXECUTED as a DEED by                        ) /S/ IAN STEWART
BANK OF SCOTLAND PLC                         )
acting by its attorney                       ) /S/ DAVID WILKINSON
in the presence of:

Witness's signature: /S/ CHRIS WALL

Name:

Address: ALLEN & OVERY LLP
         40 BANK STREET
         LONDON E14 5DU

FUNDING 1 SECURITY TRUSTEE

EXECUTED as a DEED                           ) /S/ VINCENT GIRAUD
for and on behalf of                         )
THE BANK OF NEW YORK                         )
by its authorised signatory
in the presence of:                          )

Witness's signature: /S/ CHRIS WALL

Name:

Address: ALLEN & OVERY LLP
         40 BANK STREET
         LONDON E14 5DU

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FUNDING 2 SECURITY TRUSTEE

EXECUTED as a DEED                           ) /S/ VINCENT GIRAUD
for and on behalf of                         )
THE BANK OF NEW YORK                         )
by its authorised signatory
in the presence of:                          )

Witness's signature: /S/ CHRIS WALL

Name:

Address: ALLEN & OVERY LLP
         40 BANK STREET
         LONDON E14 5DU





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